EXHIBIT 99.2


                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                      TENDER OF $225,000,000 OUTSTANDING
                       10 3/8% SENIOR SUBORDINATED NOTES
                                   DUE 2007
                              IN EXCHANGE FOR NEW
              10 3/8% SERIES B SENIOR SUBORDINATED NOTES DUE 2007
                                      OF
                        L-3 COMMUNICATIONS CORPORATION

     Registered holders of outstanding 10 3/8% Senior Subordinated Notes due 2007 (the "Old Notes") who wish to tender their Old Notes in exchange for a like principal amount of new 10 3/8% Series B Senior Subordinated Notes due 2007 (the "Exchange Notes") and whose Old Notes are not immediately available or who cannot deliver their Old Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to The Bank of New York (the "Exchange Agent") prior to the Expiration Date, may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or mail to the Exchange Agent. See "The Exchange Offer--Procedure for Tendering Old Notes" in the Prospectus.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                             THE BANK OF NEW YORK

               BY HAND:                               BY MAIL:
         The Bank of New York           (INSURED OR REGISTERED RECOMMENDED)
          101 Barclay Street                    The Bank of New York
       New York, New York 10286                  101 Barclay Street
  Attention: Reorganization Section       Corporate Trust Services Window
                                              New York, New York 10286
                                         Attention: Reorganization Section

        BY OVERNIGHT EXPRESS:                      BY FACSIMILE:
         The Bank of New York                      (212) 815-6339
          101 Barclay Street              (For Eligible Institutions Only)
   Corporate Trust Services Window                 BY TELEPHONE:
       New York, New York 10286                    (212) 815-4444
  Attention: Reorganization Section

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution (as defined in the Prospectus), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.

Ladies and Gentlemen:

     The undersigned hereby tenders the principal amount of Old Notes indicated below, upon the terms and subject to the conditions contained in the Prospectus dated ___________, 1997 of L-3 Communications Corporation (the "Prospectus"), receipt of which is hereby acknowledged.

                      DESCRIPTION OF SECURITIES TENDERED

                    NAME AND ADDRESS
                           OF
                    REGISTERED HOLDER
                          AS IT            CERTIFICATE
                     APPEARS ON THE         NUMBER(S)       PRINCIPAL AMOUNT
NAME OF TENDERING       OLD NOTES         OF OLD NOTES        OF OLD NOTES
      HOLDER         (PLEASE PRINT)         TENDERED            TENDERED
-----------------   -----------------   -----------------  -----------------

_________________   _________________  _________________   _________________

_________________   _________________  _________________   _________________

_________________   _________________  _________________   _________________

_________________   _________________  _________________   _________________

_________________   _________________  _________________   _________________


                   THE FOLLOWING GUARANTEE MUST BE COMPLETED
                             GUARANTEE OF DELIVERY
                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth above, the certificates representing the Old Notes (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at the book-entry transfer facility), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three business days after the Expiration Date (as defined in the Prospectus and the Letter of Transmittal).


Name of Firm:                          (Authorized Signature)
____________________________________
____________________________________   ____________________________________
Address:                               Title: _____________________________
____________________________________
________________________Zip Code_____  Name:  _____________________________
                                            (Please type or print)

Area Code and Telephone No.:           Date:
____________________________________   ____________________________________

     NOTE: DO NOT SEND OLD NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. OLD NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.